UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2010

MAKO Surgical Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-33966	20-1901148
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2555 Davie Road

Fort Lauderdale, Florida 33317

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (954) 927-2044

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 13, 2010, the Compensation Committee (the “Committee”) of the Company’s Board of Directors (the “Board”) adopted the recommendations of its compensation consultant (the “Recommendations”) with respect to the implementation of a long-term equity incentive strategy intended to guide the equity compensation for Maurice R. Ferré, M.D., the Company’s President, Chief Executive Officer and Chairman of the Board, through the end of 2014.  The Committee granted to Dr. Ferré: (a) 100,000 incentive stock options (the “Ferré Options”) to purchase shares of the Company’s common stock under the Company’s 2008 Omnibus Incentive Plan (the “2008 Plan”), which vest ratably on a quarterly basis over four-year period; and (b) up to 75,000 shares of restricted stock under the 2008 Plan (the “Performance Shares”).  The Performance Shares may be earned by Dr. Ferré at the end of the performance period (i.e., March 31, 2013 or the date of a change of control of the Company) based on the achievement of certain threshold, target, and stretch goals tied to the Company's stock price. The actual number of Performance Shares that Dr. Ferré can earn ranges from zero shares if the threshold goal is not achieved to 75,000 shares if the stretch goal is achieved. Fifty percent (50%) of any earned Performance Shares will vest on March 31, 2013 with the remaining fifty percent (50%) to vest on March 31, 2014. In the event of a termination of Dr. Ferré’s employment in connection with a change of control or for other than cause, death or disability, one hundred percent (100%) of any earned Performance Shares will vest on the date of termination.  The Committee intends to consider the 2011 long-term equity component of the Recommendations in 2011.

The foregoing description of the terms and conditions of the Performance Shares is qualified in its entirety by reference to the Restricted Stock Agreement, a copy of which is attached as Exhibit 10.1 to this Form 8-K and incorporated in its entirety by this reference. The terms and conditions of the Ferré Options are subject to the provisions of the Form of Incentive Stock Option Agreement related to the 2008 Omnibus Plan filed as Exhibit 10.9 of the Company’s Annual Report on Form 10-K for the period ended December 31, 2009.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

10.1	Restricted Stock Agreement dated April 13, 2010 issued to Maurice R. Ferré, M.D.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAKO Surgical Corp.

Date: April 15, 2010	By:	/s/ Menashe R. Frank
Menashe R. Frank, Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Restricted Stock Agreement dated April 13, 2010 issued to Maurice R. Ferré, M.D.